EXHIBIT 99

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                         CURRBAL gt 750000; MARM04_13 G2
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Balance                                 Loans        Balance     Balance
--------------------------------------------------------------------------------
$650,000.01 - $850,000.00                         100    $79,753,581       15.07
$850,000.01 - $1,050,000.00                       345    332,075,909       62.73
$1,050,000.01 - $1,250,000.00                      17     19,319,343        3.65
$1,250,000.01 - $1,450,000.00                       6      7,941,434        1.50
$1,450,000.01 - $1,650,000.00                      20     30,611,983        5.78
$1,650,000.01 - $1,850,000.00                       5      8,760,703        1.65
$1,850,000.01 - $2,050,000.00                      17     33,689,500        6.36
$2,050,000.01 - $2,250,000.00                       1      2,155,996        0.41
$2,250,000.01 >=                                    6     15,042,776        2.84
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------
Minimum: $751,750.00
Maximum: $2,800,000.00
Average: $1,023,890.18
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Gross Rate                              Loans        Balance     Balance
--------------------------------------------------------------------------------
3.751% - 4.000%                                   259   $272,404,050       51.46
4.001% - 4.250%                                   258    256,947,175       48.54
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------
Minimum: 3.875%
Maximum: 4.125%
Weighted Average: 4.060%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Net Rate                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
3.501% - 3.750%                                   259   $272,404,050       51.46
3.751% - 4.000%                                   258    256,947,175       48.54
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------
Minimum: 3.625%
Maximum: 3.875%
Weighted Average: 3.810%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Index                                           Loans        Balance     Balance
--------------------------------------------------------------------------------
1 Year CMT                                        517   $529,351,225      100.00
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Oct 26, 2004 11:41                  Page 1  of  5

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                         CURRBAL gt 750000; MARM04_13 G2
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Months to Roll                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
33                                                  1     $1,300,000        0.25
43                                                  1        999,999        0.19
45                                                 65     64,232,734       12.13
46                                                131    125,834,251       23.77
47                                                144    148,402,903       28.03
48                                                 82     90,469,004       17.09
49                                                 25     28,375,902        5.36
50                                                  8      8,958,000        1.69
51                                                  5      6,002,715        1.13
52                                                  8      9,578,579        1.81
53                                                 47     45,197,138        8.54
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------
Average AS OF: 2004-10-01
Minimum: 33
Maximum: 53
Weighted Average: 47
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Gross Margin                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
2.501% - 2.750%                                   517   $529,351,225      100.00
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------
Minimum: 2.750%
Maximum: 2.750%
Weighted Average: 2.750%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
First Rate Cap                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
5.000%                                            516   $527,875,399       99.72
6.000%                                              1      1,475,826        0.28
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.003%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Periodic Rate Cap                               Loans        Balance     Balance
--------------------------------------------------------------------------------
2.000%                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.000%
Weighted Average: 2.000%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Maximum Rate                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
8.751% - 9.000%                                   257   $269,951,257       51.00
9.001% - 9.250%                                   259    257,924,142       48.72
9.751% - 10.000%                                    1      1,475,826        0.28
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------
Minimum: 8.875%
Maximum: 10.000%
Weighted Average: 9.063%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Oct 26, 2004 11:41                  Page 2  of  5

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                         CURRBAL gt 750000; MARM04_13 G2
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
FICO Scores                                     Loans        Balance     Balance
--------------------------------------------------------------------------------
Not Available 0                                     1       $897,242        0.17
601 - 620                                           4      3,702,570        0.70
621 - 640                                           1      1,974,000        0.37
641 - 660                                          19     18,920,112        3.57
661 - 680                                          27     27,431,419        5.18
681 - 700                                          60     61,671,229       11.65
701 - 720                                          66     69,568,005       13.14
721 - 740                                          73     77,077,294       14.56
741 - 760                                         110    113,849,209       21.51
761 - 780                                          91     92,038,076       17.39
781 - 800                                          62     59,123,369       11.17
801 - 820                                           3      3,098,700        0.59
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 603
Maximum: 807
Weighted Average: 735
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Original Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                         214   $222,232,322       41.98
50.01% - 55.00%                                    46     50,638,224        9.57
55.01% - 60.00%                                    53     57,615,144       10.88
60.01% - 65.00%                                    58     61,555,291       11.63
65.01% - 70.00%                                    56     54,470,365       10.29
70.01% - 75.00%                                    51     48,270,316        9.12
75.01% - 80.00%                                    39     34,569,563        6.53
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------
Minimum: 9.46
Maximum: 80.00
Weighted Average: 52.76
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Combined Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                         214   $222,232,322       41.98
50.01% - 55.00%                                    46     50,638,224        9.57
55.01% - 60.00%                                    53     57,615,144       10.88
60.01% - 65.00%                                    58     61,555,291       11.63
65.01% - 70.00%                                    56     54,470,365       10.29
70.01% - 75.00%                                    51     48,270,316        9.12
75.01% - 80.00%                                    39     34,569,563        6.53
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------
Minimum: 9.46
Maximum: 80.00
Weighted Average: 52.76
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Oct 26, 2004 11:41                  Page 3  of  5

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                         CURRBAL gt 750000; MARM04_13 G2
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Amortization                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Interest Only                                     302   $314,438,783       59.40
Fully Amortizing                                  215    214,912,442       40.60
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Top 5 States                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
California                                        428   $438,595,276       82.86
Colorado                                           15     15,615,033        2.95
Washington                                         11     10,746,043        2.03
Arizona                                            10      9,437,266        1.78
Connecticut                                         8      7,694,189        1.45
Other                                              45     47,263,418        8.93
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Prepay Original Term                            Loans        Balance     Balance
--------------------------------------------------------------------------------
0                                                 517   $529,351,225      100.00
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Document Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Full                                              176   $197,974,708       37.40
No Doc                                            222    204,784,652       38.69
Reduced                                           119    126,591,865       23.91
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Loan Purpose                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Purchase                                           71    $72,966,344       13.78
Cash Out Refinance                                 51     56,629,141       10.70
Rate/Term Refinance                               395    399,755,740       75.52
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Owner Occupancy Status                          Loans        Balance     Balance
--------------------------------------------------------------------------------
Primary                                           475   $485,555,330       91.73
Secondary                                          42     43,795,894        8.27
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Oct 26, 2004 11:41                  Page 4  of  5

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                         CURRBAL gt 750000; MARM04_13 G2
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Property Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Condominium                                        27    $26,666,104        5.04
PUD                                                 1        865,760        0.16
Single Family                                     483    496,239,117       93.74
Two- to Four Family                                 6      5,580,244        1.05
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Stated Remaining Term to Maturity               Loans        Balance     Balance
--------------------------------------------------------------------------------
228                                                 1       $909,095        0.17
333                                                 1      1,300,000        0.25
343                                                 1        999,999        0.19
345                                                65     64,232,734       12.13
346                                               131    125,834,251       23.77
347                                               144    148,402,903       28.03
348                                                81     89,559,909       16.92
349                                                25     28,375,902        5.36
350                                                 8      8,958,000        1.69
351                                                 5      6,002,715        1.13
352                                                 8      9,578,579        1.81
353                                                47     45,197,138        8.54
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------
Minimum: 228
Maximum: 353
Weighted Average: 347
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Servicer                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
Wells Fargo                                       517   $529,351,225      100.00
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Originator                                      Loans        Balance     Balance
--------------------------------------------------------------------------------
Wells Fargo Home Mortgage, Inc.                   517   $529,351,225      100.00
--------------------------------------------------------------------------------
Total:                                            517   $529,351,225      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Oct 26, 2004 11:41                  Page 5  of  5

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                         CURRBAL gt 750000; MARM04_13 G3
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Balance                                 Loans        Balance     Balance
--------------------------------------------------------------------------------
$650,000.01 - $850,000.00                         105    $83,718,594       16.02
$850,000.01 - $1,050,000.00                       323    312,079,670       59.70
$1,050,000.01 - $1,250,000.00                      16     18,161,556        3.47
$1,250,000.01 - $1,450,000.00                      10     13,695,403        2.62
$1,450,000.01 - $1,650,000.00                      16     23,790,698        4.55
$1,650,000.01 - $1,850,000.00                       4      6,979,159        1.34
$1,850,000.01 - $2,050,000.00                      11     21,735,604        4.16
$2,050,000.01 - $2,250,000.00                       2      4,252,123        0.81
$2,250,000.01 >=                                   13     38,290,328        7.33
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------
Minimum: $752,000.00
Maximum: $3,979,933.25
Average: $1,045,406.27
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Gross Rate                              Loans        Balance     Balance
--------------------------------------------------------------------------------
3.501% - 3.750%                                    14    $14,399,377        2.75
3.751% - 4.000%                                   299    320,004,698       61.22
4.001% - 4.250%                                   187    188,299,060       36.02
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------
Minimum: 3.625%
Maximum: 4.125%
Weighted Average: 4.029%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Net Rate                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
3.251% - 3.500%                                    14    $14,399,377        2.75
3.501% - 3.750%                                   299    320,004,698       61.22
3.751% - 4.000%                                   187    188,299,060       36.02
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------
Minimum: 3.375%
Maximum: 3.875%
Weighted Average: 3.779%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Index                                           Loans        Balance     Balance
--------------------------------------------------------------------------------
1 Year CMT                                        500   $522,703,135      100.00
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Oct 26, 2004 11:41                  Page 1  of  5

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                         CURRBAL gt 750000; MARM04_13 G3
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Months to Roll                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
54                                                 87    $88,282,141       16.89
55                                                148    146,616,532       28.05
56                                                139    142,486,884       27.26
57                                                 83     91,919,679       17.59
58                                                 26     30,348,496        5.81
59                                                 10     13,437,055        2.57
60                                                  7      9,612,350        1.84
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------
Average AS OF: 2004-10-01
Minimum: 54
Maximum: 60
Weighted Average: 56
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Gross Margin                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
2.501% - 2.750%                                   500   $522,703,135      100.00
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------
Minimum: 2.750%
Maximum: 2.750%
Weighted Average: 2.750%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
First Rate Cap                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
5.000%                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 5.000%
Weighted Average: 5.000%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Periodic Rate Cap                               Loans        Balance     Balance
--------------------------------------------------------------------------------
2.000%                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.000%
Weighted Average: 2.000%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Maximum Rate                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
8.501% - 8.750%                                    14    $14,399,377        2.75
8.751% - 9.000%                                   299    320,004,698       61.22
9.001% - 9.250%                                   187    188,299,060       36.02
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------
Minimum: 8.625%
Maximum: 9.125%
Weighted Average: 9.029%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Oct 26, 2004 11:41                  Page 2  of  5

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                         CURRBAL gt 750000; MARM04_13 G3
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
FICO Scores                                     Loans        Balance     Balance
--------------------------------------------------------------------------------
601 - 620                                           1     $2,000,000        0.38
621 - 640                                           2      1,774,450        0.34
641 - 660                                          16     16,913,604        3.24
661 - 680                                          43     44,244,954        8.46
681 - 700                                          51     58,972,527       11.28
701 - 720                                          62     65,811,100       12.59
721 - 740                                          71     72,702,381       13.91
741 - 760                                          86     86,924,086       16.63
761 - 780                                          97     95,304,399       18.23
781 - 800                                          64     69,054,153       13.21
801 - 820                                           7      9,001,482        1.72
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 607
Maximum: 813
Weighted Average: 735
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Original Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                         181   $189,157,381       36.19
50.01% - 55.00%                                    52     60,820,921       11.64
55.01% - 60.00%                                    62     69,151,439       13.23
60.01% - 65.00%                                    64     71,442,935       13.67
65.01% - 70.00%                                    69     65,928,778       12.61
70.01% - 75.00%                                    31     29,925,761        5.73
75.01% - 80.00%                                    41     36,275,919        6.94
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------
Minimum: 10.48
Maximum: 80.00
Weighted Average: 54.87
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Combined Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                         181   $189,157,381       36.19
50.01% - 55.00%                                    52     60,820,921       11.64
55.01% - 60.00%                                    62     69,151,439       13.23
60.01% - 65.00%                                    64     71,442,935       13.67
65.01% - 70.00%                                    69     65,928,778       12.61
70.01% - 75.00%                                    31     29,925,761        5.73
75.01% - 80.00%                                    41     36,275,919        6.94
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------
Minimum: 10.48
Maximum: 80.00
Weighted Average: 54.87
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Amortization                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Interest Only                                     353   $377,565,385       72.23
Fully Amortizing                                  147    145,137,751       27.77
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Oct 26, 2004 11:41                  Page 3  of  5

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                         CURRBAL gt 750000; MARM04_13 G3
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Top 5 States                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
California                                        434   $449,952,044       86.08
Hawaii                                              8     11,556,146        2.21
New York                                            9     11,179,365        2.14
Nevada                                              8      7,341,289        1.40
Arizona                                             7      6,710,848        1.28
Other                                              34     35,963,444        6.88
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Prepay Original Term                            Loans        Balance     Balance
--------------------------------------------------------------------------------
0                                                 500   $522,703,135      100.00
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Document Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Full                                              150   $179,902,406       34.42
No Doc                                            239    224,265,090       42.90
Reduced                                           111    118,535,640       22.68
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Loan Purpose                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Purchase                                           80    $87,697,780       16.78
Cash Out Refinance                                 53     62,319,031       11.92
Rate/Term Refinance                               367    372,686,325       71.30
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Owner Occupancy Status                          Loans        Balance     Balance
--------------------------------------------------------------------------------
Primary                                           444   $459,764,331       87.96
Secondary                                          56     62,938,805       12.04
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Property Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Condominium                                        43    $45,100,521        8.63
Single Family                                     453    474,003,825       90.68
Two- to Four Family                                 4      3,598,789        0.69
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Oct 26, 2004 11:41                  Page 4  of  5

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                         CURRBAL gt 750000; MARM04_13 G3
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Stated Remaining Term to Maturity               Loans        Balance     Balance
--------------------------------------------------------------------------------
354                                                87    $88,282,141       16.89
355                                               148    146,616,532       28.05
356                                               139    142,486,884       27.26
357                                                83     91,919,679       17.59
358                                                26     30,348,496        5.81
359                                                10     13,437,055        2.57
360                                                 7      9,612,350        1.84
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------
Minimum: 354
Maximum: 360
Weighted Average: 356
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Servicer                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
Wells Fargo                                       500   $522,703,135      100.00
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Originator                                      Loans        Balance     Balance
--------------------------------------------------------------------------------
Wells Fargo Home Mortgage, Inc.                   500   $522,703,135      100.00
--------------------------------------------------------------------------------
Total:                                            500   $522,703,135      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Oct 26, 2004 11:41                  Page 5  of  5